OPPENHEIMER GOLD & SPECIAL MINERALS FUND
Supplement dated December 4, 1995 to the
Prospectus dated November 1, 1995

The prospectus is amended as follows:

1. In the section entitled "A Brief Overview of the Fund - Who Manages the Fund?" on page 6, the reference to James E. Ayer as the portfolio manager is changed to Diane Sobin.

2. The section entitled "How the Fund is Managed - Portfolio Manager" on page 18, is revised to read as follows:

     The Portfolio Manager of the Fund is Diane Sobin. She is a Vice President of the Manger and, as of December 4, 1995, is the person principally responsible for the day-to-day management of the Fund's portfolio. Prior to joining the Manager in 1995, Ms. Sobin was a Vice President and Senior Portfolio Manager at Dean Witter InterCapital, Inc.








December 4, 1995                                          PS0410.003